UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     SEPTEMBER 15, 2005

                     INTERNATIONAL SPECIALTY HOLDINGS INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
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                (State or Other Jurisdiction of Incorporation)

          333-82822                                  22-3807354
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  (Commission File Number)                (IRS Employer Identification No.)

            300 DELAWARE AVENUE
                 SUITE 303
            WILMINGTON, DELAWARE                                   19801
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   (Address of Principal Executive Offices)                     (Zip Code)

                                (302) 427-5715
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             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         ISP Management Company, Inc. and Salvatore J. Guccione, Senior Vice President and Chief Financial Officer of International Specialty Holdings Inc., have entered into a Separation Agreement and General Release dated as of September 15, 2005 (the "Agreement"). The material terms of the Agreement are set forth below. For purposes of the Agreement, reference to "ISP" includes International Specialty Holdings Inc., as well as any other affiliated, related, subsidiaries, or parent companies of ISP Management Company, Inc.

         For the period beginning September 16, 2005 and ending on August 15, 2006, Mr. Guccione will continue to receive his base salary as in effect on September 15, 2005 in the form of 22 semi-monthly payments of $12,133.34 each, less standard withholding and payroll deductions. In the event that Mr. Guccione accepts new full-time employment prior to August 15, 2006, he must notify ISP, and the semi-monthly payments will be reduced by the amount of his new rate of pay.

         Mr. Guccione will be eligible to continue to participate in the medical, dental and life insurance programs through August 15, 2006. If, at any time prior to August 15, 2006, Mr. Guccione becomes eligible for coverage under any other group health insurance plan, Mr. Guccione must notify ISP, and ISP will no longer be obligated to provide any medical, dental, or life insurance to Mr. Guccione and his dependents.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         (b) On September 15, 2005, Salvatore J. Guccione resigned as Chief Financial Officer of International Specialty Holdings Inc. (the "Company") effective immediately. Mr. Kenneth M. McHugh, Vice President and Controller, will take over Mr. Guccione's duties until a new Chief Financial Officer is hired by the Company.

         (c) Mr. McHugh, 54, has worked for the Company as Vice President and Controller since 2002. Prior to that, from 2000 through 2001, Mr. McHugh held the position of Corporate Controller at International Flavors and Fragrances Inc., a flavor and fragrance manufacturer, following its acquisition of Bush Boake Allen, Inc., another flavor and fragrance company, where Mr. McHugh held the position of Vice President and Controller from 1994 through 2000. Mr. McHugh originally joined Bush Boake Allen, Inc. in 1986.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

10.5 Separation Agreement and General Release between ISP Management Company, Inc. and Salvatore J. Guccione dated as of September 15, 2005.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERNATIONAL SPECIALTY HOLDINGS INC.




Dated:  September 21, 2005        By:      /s/ Kenneth M. McHugh
                                           ---------------------
                                  Name:    Kenneth M. McHugh
                                  Title:   Vice President and Controller














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                                  EXHIBIT INDEX

        EXHIBIT NO.                          DESCRIPTION

        10.5 Separation Agreement and General Release between ISP Management Company, Inc. and Salvatore J. Guccione dated as of September 15, 2005.



















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